Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
14. Income Taxes
During the nine months ended September 30, 2022 and 2021, there was no
provision for income taxes as the Company incurred losses during those periods. Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company recorded a full valuation allowance against its deferred tax assets as the Company believes it is more likely than not the deferred tax assets will not be realized.
9. Income Taxes
No
provision or benefit for federal or state income taxes has been recorded, as the Company has incurred a net loss for all of the periods presented, and the Company has provided a full valuation allowance against its deferred tax assets.
At December 31, 2021, the Company had federal net operating loss carryforwards of approximately $19,981,000, which will begin to expire in varying amounts annually beginning in 2030. At December 31, 2021, the Company had state net operating loss carryforwards of approximately $20,978,000, which will begin to expire in varying amounts annually beginning in 2030. Utilization of net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code, and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization. The Company has not yet conducted a study to determine if any such changes, including its 2020 IPO or 2021 underwritten public offering, have occurred that could limit the Company’s ability to use the net operating losses and tax credit carryforwards.
The reconciliation of the U.S. federal statutory rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2021	2020
Tax at statutory rate	21.00%	21.00%
State income taxes	4.89%	5.00%
Stock-based compensation	(0.13)%	—
Other	0.02%	(0.03)%
Change in valuation allowance	(25.78)%	(25.97)%

Effective tax rate	0.00%	0.00%

The significant components of the Company’s deferred tax asset consist of the following at December 31, 2021 and 2020:

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$5,202,047	$1,826,692
Stock-based compensation	2,272,970	1,836,905

Total deferred tax assets	7,475,017	3,663,597
Deferred tax asset valuation allowance	(7,475,017)	(3,663,597)

Net deferred tax asset	$—	$—

The Company has maintained a full valuation allowance against its deferred tax assets in all periods presented. A valuation allowance is required to be recorded when it is not more likely than not that some portion or all of the net deferred tax assets will be realized. Since the Company cannot determine that it is more likely than not that it will generate taxable income, and thereby realize the net deferred tax assets, a full valuation allowance has been provided. The valuation allowance increased $3,811,420 and $739,510 for the years ended December 31, 2021 and 2020, respectively. The increases in 2021 and 2020 are primarily related to each year’s taxable loss. The Company has no
uncertain tax positions at December 31, 2021 and 2020 that would affect its effective tax rate. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available.